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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-99554, 333-39237, 333-66851 and 333-85947.




                                                             ARTHUR ANDERSEN LLP

New York, New York
September 15, 2000